POLYNOUS GROWTH FUND



PROSPECTUS DATED DECEMBER 1, 2004

Investment Objective:  long-term capital appreciation

One Pine Street, Suite 2208
San Francisco, CA 94111

(415) 956-3384















The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                        PAGE

RISK RETURN SUMMARY.........................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND..................................4

HOW TO BUY SHARES...........................................................5

EXCHANGE PRIVILEGE..........................................................8

HOW TO REDEEM SHARES........................................................9

DETERMINATION OF NET ASSET VALUE...........................................10

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................10

MANAGEMENT OF THE FUND.....................................................11

FINANCIAL HIGHLIGHTS.......................................................12

PRIVACY POLICY.............................................................13

FOR MORE INFORMATION...............................................BACK COVER

RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Polynous Growth Fund is long-term capital appreciation.

PRINCIPAL STRATEGIES

The Fund primarily invests in the equity securities of U.S. companies with total market capitalization at the time of purchase of between $50 million and $10 billion and which are typically described as small-capitalization and mid-capitalization companies. Within this market capitalization range, the Fund focuses on companies that are typically considered "growth" companies and that the Fund's advisor expects to have annual revenue growth rates between 15 percent and 30 percent. The Fund occasionally may invest in securities of companies with capitalizations smaller than $50 million or larger than $10 billion if doing so contributes to the Fund's investment objective.

The advisor's "Dynamic Value" investment strategy seeks to combine the opportunity for dynamic growth and potential capital appreciation available from growth stock investing with the strict valuation disciplines of "value investing." Value investing refers to a strategy that invests in stocks that are undervalued and priced at a discount relative to some static valuation parameter such as book value. With the Fund's advisor focusing on growth stocks, however, the advisor's "valuation discipline" focuses on investing in stocks that are undervalued and priced at a discount relative to a more dynamic valuation parameter such as a company's projected growth rate. The advisor believes this strategy offers the Fund a more structured and disciplined process for investing in higher growth equities.

The investment strategy is divided into two distinct processes: (1) research and
(2) portfolio management. Both have the same structure, control and discipline that may often be associated with a well-managed business. Each process is further divided into the following distinct tasks for greater structure:

The Research Process                          The Portfolio Management Process
--------------------                          --------------------------------
o        Economic/Sector/Industry Analysis    o        Valuation
o        Initial Screening                    o        Portfolio Characteristics
o        Opportunity Assessment               o        Buy Discipline
o        Financial Assessment                 o        Portfolio Monitoring
o        Functional Assessment                o        Sell Discipline/Portfolio
o        Comprehensive Risk Assessment                 Optimization
o        Continuing Review

The research process determines if individual companies meet the advisor's quality and growth requirements before being considered for purchase by the Fund. The portfolio management process determines and controls the actual buy and sell decisions for the Fund. Within the overall portfolio management process are policies that control how securities are valued and how the overall Fund portfolio will typically be structured as well as providing a disciplined process by which buy and sell decisions are made.

Buy and sell decisions are determined by the advisor's projected capital appreciation for individual companies. The buy discipline requires minimum projected capital appreciation of 20 percent annually before a security can be purchased. The sell discipline requires that a security is sold when its projected annual capital appreciation reaches zero percent. The advisor's sell discipline is the main factor determining portfolio turnover. If individual stocks reach sell targets in a shorter period of time, then portfolio turnover will increase. This investment strategy may result in a high turnover of portfolio positions. High portfolio turnover, if other tax management strategies are not employed, may also result in the Fund producing a high level of short-term gains for tax purposes.

The overall "Dynamic Value" strategy is intended to result in both high levels of knowledge about a company before it is considered for the Fund's portfolio and high capital appreciation prospects for the companies which satisfy the buy discipline. The overall strategy also considers risk management to be of equal importance as stock selection. Risk management is of primary importance due to the higher risks of investing in small-capitalization and mid-capitalization equity securities. The Fund's advisor believes that company operating risk is managed by having a greater knowledge about the Fund's portfolio companies and that stock valuation risk is managed by having less expensive companies in the Fund's portfolio than might be typical for a growth stock portfolio.

PRINCIPAL RISKS

o    EQUITY SECURITY RISK.  Equity  securities do not have  guaranteed  rates of return.
o STOCK MARKET RISK. Movements in the market will affect the Fund's share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall. The value of an individual company can be more volatile than the market as a whole.
o SMALL OR NEW COMPANIES. Small or newly public companies may be subject to greater price fluctuations and significant losses due to unseasoned management, increased competition, or entrance into new markets. Shares of a small company may pose greater risks than shares of a large company because of narrow product lines, limited financial resources, and less depth of management. The earnings and prospects of small companies are more volatile than large companies, and small companies may experience higher failure rates than do large companies.
o LESS LIQUID TRADING MARKETS. Small-capitalization and mid-capitalization companies have less liquid trading markets than do large-capitalization companies. A less liquid trading market can magnify the volatility of a company's stock price.
o STOCK SELECTION RISK. The stocks in the Fund's portfolio may decline in value or not increase in value when the stock market in general is increasing in value.
o VOLATILITY RISK. From time to time, the Fund may hold a security that substantially increases in value, or the total net assets of the Fund may fluctuate, so that the Fund will hold larger positions in one or more securities. This may occur at a time that the Fund still qualifies as a diversified fund. To the extent the Fund holds larger positions in one or more securities, the Fund may be subject to greater price risk than if it did not hold such positions. The Fund may also be subject to substantially more investment risk and potential for volatility than a typical diversified fund.
o PORTFOLIO TURNOVER RISK. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.
o MANAGEMENT. The advisor's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the advisor's projections about the prospects for individual companies are incorrect, such errors in judgment by the advisor may result in significant losses in individual securities, which can then also result in possible losses for the overall Fund.
o SECTOR RISK. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. The Fund may have a greater concentration in technology and consumer services (retail) companies, and weakness in either sector could result in significant losses to the Fund. Technology companies can be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence. Retail companies can be significantly affected by consumer confidence and spending, intense competition, and changing consumer tastes.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o    The Fund may not be appropriate for use as a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be appropriate for investors who seek capital appreciation and are able to accept short-term fluctuations in return for the potential of greater long-term growth. Investors who are seeking current income or who have a conservative or short-term investment approach should not invest in this Fund.

GENERAL

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PAST PERFORMANCE

The bar chart and performance table show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. On March 30, 2001, the Fund acquired the assets and liabilities of another mutual fund (the Polynous Growth Fund, a series of the Polynous Trust) in a tax-free reorganization. The Fund is a continuation of the predecessor fund and, therefore, the bar chart shows changes in the Fund's returns since the inception of the predecessor fund. Sales loads are not reflected in the bar chart; if they were, returns would be less than shown. The table shows how the Fund's and the predecessor fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                           YEAR-BY-YEAR TOTAL RETURN*
                          FOR EACH FULL CALENDAR YEAR
                         SINCE THE FUND WAS ESTABLISHED

                                 [GRAPH OMITTED]


  1997 - 18.51%,1998 - (12.29%),1999 - (18.33%), 2000 - 0.11%, 2001 - 24.50%,
                         2002 - (40.70%), 2003 - 64.40%


     *The Fund's year- to- date return as of September 30, 2004 was -2.94%.

During the period shown, the highest return for a quarter was 27.26% (Q2, 2002); and the lowest return was -40.70% (Q4, 2002).



                  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                         1 Year          5 Year          Since
                                                                                       Inception1
      ============================================== =============== =============== ===============
      Polynous Growth Fund2

      Return Before Taxes                                57.06%          -1.08%          0.55%

      Return After Taxes on
      Distributions3                                     57.06%          -1.41%          0.07%

      Return After Taxes on Distributions and Sale
      of Fund Shares3                                    34.75%          -0.89%          0.45%

      Russell 2000 Index                                 47.25%          6.85%           8.90%


1August 12, 1996
2The Fund's performance reflects payment of sales loads.
3After -tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases 1            4.50%
Maximum Deferred Sales Charge (Load)2                         1.00%
Redemption Fee3                                               NONE


ANNUAL FUND OPERATING EXPENSES
 (Expenses that are deducted from Fund assets)
Management Fee                                                1.00%
Distribution and/or Service (12b-1) Fees                      0.25%
Other Expenses                                                1.64%
Total Annual Fund Operating Expenses                          2.89%
Fee Waiver and Expense Reimbursement 4                        0.99%
Net Annual Fund Operations Expenses                           1.90%

1Reduced for purchases of $50,000 and over.
2Applies only to purchases of $500,000 or more if sales load was waived and shares are redeemed within 12 months of purchase.
3A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
4The advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses in order to keep the Fund's total annual operating expenses at 1.90% through November 30, 2005. Any waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations. The advisor's obligation to reimburse expenses excludes brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, and extraordinary expenses.

Example:
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for reimbursement through November 30, 2004). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR          3 YEARS             5 YEARS             10 YEARS
       ------          -------             -------             --------
        $634           $1,322              $2,032               $3,905




                                HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.


The minimum initial investment in the Fund is $2,500 ($1,000 for IRAs and other qualified retirement accounts, $500 for UGMA or UTMA) and minimum subsequent investments are $100. These minimums may be waived by the advisor for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

INITIAL PURCHASE

BY MAIL-  To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o    a check (subject to the minimum amounts) made payable to the Fund.
o    the initial check should have the same address as the application.


Mail the application and check to:

U.S. MAIL:                             OVERNIGHT:
    Polynous Growth Fund                    Polynous Growth Fund
    c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
    P.O. Box 6110                           431 North Pennsylvania Street
    Indianapolis, Indiana  46206-6110       Indianapolis, Indiana  46204

BY WIRE- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (800) 528-8069 to obtain instruction on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         US Bank, N.A.
         ABA #0420-0001-3
         Attn: Polynous Growth Fund
         D.D.A.#199457250
         For Further Credit:
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number)


You must provide a signed application to Unified Fund Services Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

         -your name                -the name of your account(s)
         -your account number(s)   -a check made payable to Polynous Growth Fund

Checks should be sent to the Polynous Growth Fund at the address listed under the heading "How to Buy Shares - Initial Purchase" in this prospectus. A bank wire should be sent as outlined under the heading "Initial Purchase - By Wire" in this prospectus.


SALES CHARGES


Initial Sales Charges

Shares of the Fund are purchased at the public offering price. The public offering price for the Fund's shares is the next determined net asset value ("NAV") plus a sales charge as shown in the following table.


============================================= ================================================ ================================
                                                       Sales Charge as % of:
            Amount of Investment                Public                           Net           Dealer Reallowance as % of
                                                Offering                        Amount         Public Offering Price
                                                 Price                         Invested
============================================= ================================================ ================================
Less than $50,000                               4.50%                            4.71%                      4.00%
$50,000 but less than $100,000                  4.00%                            4.17%                      3.50%
$100,000 but less than $250,000                 3.00%                            3.09%                      2.75%
$250,000 but less than $500,000                 2.00%                            2.04%                      1.75%
$500,000 or more*                               0.00%                            0.00%                      0.00%
============================================= ================================================ ================================


* There is no initial sales charge on purchases of Class A Shares of $500,000 or more; however, the dealer receives a 1% fee from the Fund's underwriter and a contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions of such shares within 12 months of purchase.

Deferred Sales Charge

While, there is no initial sales charge on purchases of Class A Shares of $500,000 or more, a contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions of such shares within 12 months of purchase. The CDSC is based on the lower of the shares' cost or current net asset value. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. Redemption of shares of the Polynous Money Market Account in the LGA - Huntington MMKT Class A Fund are generally not subject to a CDSC; however, a CDSC may be applicable to redemption of shares of the Polynous Money Market Account if the redeemed shares were exchanged from the Fund. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The Fund's underwriter receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of a sales commission to selling dealers or qualifying financial institutions, as described above.

PURCHASES WITHOUT AN INITIAL SALES CHARGE. The persons described below may purchase and redeem shares of the Fund without paying an initial sales charge. In order to purchase shares without paying a sales charge, you must notify the Fund's transfer agent as to which conditions apply.

o any financial advisor regulated by federal or state governmental authority when the advisor is purchasing shares for its own account or for an account for which the advisor is authorized to make investment decisions (i.e., a discretionary account).
o trustees, officers and employees of the Fund, the Advisor, and the Fund's underwriter (including members of their immediate families and their retirement plans).
o    trustees, officers and employees of the Fund's service providers.
o customers, clients or accounts of the advisor or other investment advisors or financial planners who charge a fee for their services.
o retirement accounts or plans, or deferred compensation plans and trusts funding such plans for which a depository institution, trust company or other fiduciary holds shares purchased through the omnibus accounts for the Fund.
o qualified employee benefits plans created under Sections 401, or 457 of the Internal Revenue Code (but not IRAs or SEPs).
o    any non-profit institution investing $1 million or more.
o investors purchasing shares of the Fund with redemption proceeds from other mutual funds, on which the investor had paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.
o registered representatives, employees or principals of securities dealers (including members of their immediate families) having a sales agreement with the Fund's underwriter.

In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund's distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.


RIGHT OF ACCUMULATION. You may buy shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase (based on the offering price) and the total net asset value of all shares of the Fund held in all accounts by you, members of your immediate family, or any person sharing your residential address and applying the sales charge applicable to the aggregate. Immediate family members include your spouse, children and parents. In order to obtain such discount, you must provide account numbers and other information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments (based on the offering price) over a 13 month period made by the investor, members of his or her immediate family or any person sharing the same residential address with the investor, provided that the investor refers to such Letter when placing orders. Immediate family members include your spouse, children and parents. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes all purchases of shares of the Fund over the 13 month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund's transfer agent to obtain a Letter of Intent application.

The Fund maintains a website at www.polynous.com. Information about sales charges, including sales load breakpoints, the Right of Accumulation and Letters of Intent, is fully disclosed in this prospectus, which is available on the website free of charge. It is important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, this information is not available to investors on the Fund's website independent of the prospectus.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and service fees for the sale and distribution of its shares. Under the plan, the Fund will pay an annual fee of 0.25% of the average daily net assets of the Fund to the Fund's underwriter to make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, and broker-dealers who assist in the distribution of the Fund or provide services to the Fund, pursuant to service agreements with the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

AUTOMATIC INVESTMENT PLAN

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                               EXCHANGE PRIVILEGE

By telephoning the Fund at (800) 528-8069 or writing the Fund at P.O. Box 6110, Indianapolis, Indiana 46206-6110, you may exchange, without charge, any or all of your shares in the Fund for the shares of the Polynous Money Market Account in the LGA-Huntington MMKT Class A Fund, a separately managed money market fund. You may also exchange shares of the Polynous Money Market Account for shares of the Fund. Exchanges may be made only if the money market fund is registered in your state of residence. The exchange privilege with the money market fund does not constitute an offering or recommendation of the money market fund.

It is your responsibility to obtain and read a prospectus of the money market fund before you make an exchange with the money market fund. By giving exchange instructions for the money market fund, you will be deemed to have acknowledged receipt of the prospectus for the money market fund. The Fund reserves the right to reject any exchange request or otherwise modify or terminate the exchange privilege at any time upon at least 30 days' prior notice. There currently is no limit on exchanges out of the money market fund. In times of extreme economic or market conditions, exchanging Fund or the money market fund shares by telephone may be difficult.

Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes. Neither the Fund, the money market fund, nor the transfer agent assume responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine.

                              HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. The fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:


             Polynous Growth Fund
             c/o Unified Fund Services, Inc.
             P.O. Box 6110
             Indianapolis, Indiana  46206-6110

     "Proper order" means your request for a redemption must include:

     o    the Fund name and account number,
     o    account name(s) and address,
     o    the dollar amount or number of shares you wish to redeem.

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the Net Asset Value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call the transfer agent at (800) 528-8069 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

BY TELEPHONE - You may redeem any part of your account in the Fund by calling the transfer agent at (800) 528-8069. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (800) 528-8069. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the applicable Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days that the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the Fund.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of capital gains.

TAXES

In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.


                             MANAGEMENT OF THE FUND



Polynous Capital Management, Inc. ("Polynous"), One Pine Street, Suite 2208, San Francisco, California 94111, main phone: (415) 956-3384, toll free: (800) 924-3863, serves as investment advisor to the Fund. Polynous was founded in May 1996. In addition to the Fund, Polynous manages a limited partnership that essentially has the same overall investment focus as the Fund, although it may sell stocks short, which is an investment strategy not available to the Fund. In the past, Polynous has managed separate accounts for institutional investors and private individuals and possibly may again manage such accounts in the future. Polynous has advised the Fund that managing multiple accounts and types of investment portfolios is a standard practice in the investment management industry, and that Polynous employs policies and procedures for managing any potential conflicts between accounts. As of October 31, 2004, the advisor had approximately $9.2 million of assets under management, including investment company assets.

Kevin L. Wenck has been primarily responsible for the day to day management of the Fund since its inception. In addition to Mr. Wenck's primary responsibilities in managing the Fund and the operations of Polynous, Mr. Wenck also has an outside business relationship where he provides consulting services to another investment advisory firm, Kingsgate Capital Management. Kingsgate's primary business activity is managing a limited partnership that invests in stocks in the health care sector. From time to time, the same health care sector stocks held by the Fund also may be held in the Kingsgate limited partnership. Polynous has advised the Fund that the same policies and procedures used by the adviser to manage any potential conflicts between multiple accounts managed by the adviser are used in any instance where the same stocks are held in accounts managed by both firms. Mr. Wenck's experience before founding

Polynous in May 1996 includes five years managing mid-cap and small-cap growth stock portfolios with G.T. Capital Management. Part of Mr. Wenck's responsibilities at G.T. Capital Management (renamed LGT Asset Management in 1996 and subsequently acquired by AIM Management in 1998) included portfolio manager for the G.T. Global: America Growth Fund, which he managed from July 1, 1991 through April 30, 1996. Mr. Wenck also spent three years managing small-cap growth stock portfolios with Matuschka & Co. Mr. Wenck earned an M.B.A. degree in 1985 from Amos Tuck School of Business Administration at Dartmouth College and was awarded his C.F.A. designation in 1986. Mr. Wenck also received a B.A degree in Philosophy and Classical Literature from Marlboro College in 1981.

The Fund pays the advisor a monthly fee for providing investment advisory services, which is calculated daily by applying the following annual rates:
1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net asset amounts above $1 billion. For the fiscal year ended July 31, 2004, the Fund paid the advisor a fee equal to 1.00% of its average daily net assets. After taking into account fee waivers, the advisor received 0.00% in investment advisory fees.

The advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be show for such securities.

                              FINANCIAL HIGHLIGHTS


The information in the following table for periods prior to March 30, 2001 is that of the Fund's predecessor (the Polynous Growth Fund, a series of the Polynous Trust). Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended July 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available from the Fund upon request and without charge. The information for prior years has been audited by another independent public accounting firm.

                                     YEAR ENDED           YEAR ENDED          YEAR ENDED        YEAR ENDED          YEAR ENDED
                                    JULY 31, 2004       JULY 31, 2003       JULY 30, 2002      JULY 30, 2001      JULY 30, 2000
                                 ------------------- ------------------- ------------------- ------------------ ------------------

SELECTED PER SHARE DATA

Net asset value, beginning of
period                           $           10.26   $             5.96  $            10.13  $           9.20   $           10.79
                                 ------------------- ------------------- ------------------- ------------------ ------------------
Income from investment
operations

  Net investment income (loss)              (0.14)                 0.00               (0.15)            (0.01)              (0.12)
  Net realized and unrealized
   gain (loss)                               0.34                  4.30               (4.02)             0.94               (1.47)
                                 ------------------- -------------------- -------------------- ----------------- -----------------
Total from investment operations             0.20                  4.30               (4.17)             0.93               (1.59)
                                 ------------------- -------------------- -------------------- ----------------- -----------------
Net asset value, end of period   $          10.46    $            10.26   $            5.96     $        10.13    $          9.20
                                 =================== ==================== ===================== ================= ================

TOTAL RETURN (a)                            1.95%                 72.15%             (41.16)%            10.09%            (14.74)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000)  $          7,453     $            8,237   $            4,148     $       7,631    $        7,593
Ratio of expenses to average
net assets                                  1.90%                  1.90%                1.90%             1.90%              1.90%
Ratio of expenses to average
net assets before waiver &
  reimbursement                             2.89%                  3.44%                3.17%             4.42%              4.09%
Ratio of net investment income
  (loss) to average net assets            (1.32)%                (0.05)%              (1.57)%           (0.12)%             (0.95)%
Ratio of net investment income
  (loss) to average net assets before
  waiver & reimbursement                  (2.30)%                (1.60)%              (2.83)%           (2.64)%             (3.14)%

Portfolio turnover rate                   418.73%                194.90%              405.11%           494.19%             261.88%

(a)  Total return calculation does not reflect load.


                                 PRIVACY POLICY
                                 --------------

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

Call the Fund at (800) 528-8069 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.




Investment Company Act #811-09541

                              POLYNOUS GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2004

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Polynous Growth Fund dated December 1, 2004. This SAI incorporates by reference the annual report to shareholders for the fiscal year ended July 31, 2004. A free copy of the Prospectus or annual report can be obtained by writing the transfer agent at 431
N. Pennsylvania St., Indianapolis, IN 46204, or by calling (800) 528-8069



TABLE OF CONTENTS                                                         PAGE
------------------------------------------------------------------------------


DESCRIPTION OF THE TRUST AND THE FUND........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
   CONSIDERATIONS............................................................3

INVESTMENT LIMITATIONS.......................................................5

THE INVESTMENT ADVISOR ......................................................7

TRUSTEES AND OFFICERS........................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................11

DISTRIBUTION PLAN...........................................................13

DETERMINATION OF SHARE PRICE................................................13

ADDITIONAL TAX INFORMATION..................................................14

CUSTODIAN...................................................................16

FUND SERVICES...............................................................17

ACCOUNTANTS.................................................................17

DISTRIBUTOR.................................................................17

PROXY VOTING POLICIES.......................................................18

FINANCIAL STATEMENTS........................................................19

DESCRIPTION OF THE TRUST AND THE FUND

     The Polynous Growth Fund (the "Fund") was organized as a diversified series of AmeriPrime Advisors Trust (the "Trust") on February 8, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees. The investment advisor to the Fund is Polynous Capital Management, Inc. (the "Advisor"). On March 30, 2001, the Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust (the "Predecessor Fund") in a tax free reorganization.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     As of October 31, 2004, Delaware Charter Guarantee & Trust, 1013 Centre Road, Wilmington, DE 19805 , trustee, for the benefit of others owned or held of record 31.34% of the Fund. As a result, Delaware Charter Guarantee & Trust may be deemed to control the Fund and could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor.

     As of October 31, 2004, Richard and Lynda Hynan, c/o JD Securities, 1001 Dove Street, Suite 160, Newport Beach, CA 92660, owned of record 6.56% of the Fund and Legeit Clearing, 9300 Underwood Avenue, Suite 400, Omaha, Nebraska 68114, for the benefit of others owned or held of record 5.38% of the Fund.

     As of October 31, 2004, the Trustees and officers as a group owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     The following supplements the information contained in the Prospectus regarding the permitted investments and risk factors and the investment objective and policies of the Fund. Unless stated that a policy is fundamental, all policies will be deemed non-fundamental (i.e., may be changed without shareholder approval).

     A.  Equity  Securities.  Equity  securities  in which  the Fund may  invest
         ------------------
include common stocks and preferred stocks.

     B. Private Placements. The Fund may invest up to 5% of its total assets, at
        ------------------
the time of investment, in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

     The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Advisor, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's total net assets. The Fund's policy is to limit illiquid securities (which include, but are not limited to, private placements) to a maximum of 15% of total net assets. Repurchase agreements with maturities in excess of 7 days will be considered illiquid securities.

     C. Illiquid Securities. The Board of Trustees has delegated the function of
        -------------------
making day-to-day determinations of liquidity to the Advisor pursuant to guidelines reviewed by the Board of Trustees. The Advisor will monitor the liquidity of securities held by the Fund, and report periodically on such determinations to the Board of Trustees.

     D.  Covered  Call  Options.  The Fund will  write  call  options  on equity
         ----------------------
securities only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, has available liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, in such amount as are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. government securities and other high-grade debt obligations in a segregated account with its custodian. The Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the custodian in an amount not less than the exercise price of the option at all times during the option period.

     The Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     E. U.S.  Government  Securities.  The Fund may  invest  in U.S.  government
        ----------------------------
securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation (FHLMC), are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

     F.  Repurchase  Agreements.  Although the Fund has no current  intention of
         ----------------------
employing repurchase agreements in its investment program, it may in the future choose to do so and such change will be noted in the Prospectus. The financial institutions with which the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Advisor. The Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times be equal to or exceed the value of the repurchase agreement.

     G. Convertible  Securities.  The Fund may invest in convertible securities.
        -----------------------
Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange such securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time, and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value, and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as is the case with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     H. Other Investments.  Subject to prior disclosure to shareholders,  in the
        -----------------
future, the Board of Trustees may authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.


INVESTMENT LIMITATIONS

     The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund. Unless otherwise indicated, all percentage limitations listed below apply only at the time of the transaction. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

     Except as set forth under "Risk/Return Summary" in the Prospectus, the Fund may not:

     1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

     2. purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     3. issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. The Fund will not purchase securities when borrowings exceed 5% of its total assets;

     4. make loans, except if collateral values are continuously maintained at no less than 100% by "marking to market" daily and through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

     5. engage in the business of underwriting the securities of others, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of securities;

     6. purchase or sell real property, including real estate limited partnership interests, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner; or

     7. purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, other financial contracts or derivative instruments.

     The following investment limitations are not fundamental and may be changed without shareholder approval:

     1. The Fund does not currently intend to engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short ("against the box") and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     2. The Fund does not currently intend to purchase securities on margin, except for short term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     3. The Fund does not currently intend to purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

     4. The Fund does not currently intend to invest in companies for the purpose of exercising control or management.

     5. The Fund does not currently intend to invest in oil, gas or mineral exploration or development programs or leases, except that investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition.

     6. The Fund does not currently intend to invest more than 5% of its net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is Polynous Capital Management, Inc., One Pine Street, Suite 2208, San Francisco, California 94111, (800) 924-3863 or
(415) 956-3384. Kevin L. Wenck may be deemed to control the Advisor due to his share of ownership of the Advisor.

     Under the terms of the advisory agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. For providing investment advisory services, the Fund pays the Advisor a monthly fee at the following annual rates: 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net asset amounts above $1 billion. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 1.90% of the average daily net assets of the Fund through November 30, 2005. The Advisor's obligation to reimburse expenses excludes brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, and extraordinary expenses. However, any organizational and operating expenses of the Fund reimbursed by the Advisor shall be repaid to the Advisor by the Fund in the first three fiscal years following the fiscal year in which the expense occurred, if the total expenses of the Fund for each such year or years, after giving effect to the repayment, do not exceed 1.90% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Advisor may otherwise agree).

     The following table describes the advisory fees earned by the Advisor, the amount of advisory fees paid to the Advisor, and the Fund expenses reimbursed by the Advisor during the last three fiscal periods.

------------------------------------------ -------------------------- -------------------------- ----------------------------
                                                8/1/03-7/31/04             8/1/02-7/31/03              8/1/01-7/31/02
------------------------------------------ -------------------------- -------------------------- ----------------------------
Advisory Fees Earned                                $76,376                    $54,813                     $67,390
------------------------------------------ -------------------------- -------------------------- ----------------------------
Advisory Fees Paid (after fee waiver)
                                                      $0                         $0                          $0
------------------------------------------ -------------------------- -------------------------- ----------------------------
Fund Expenses Reimbursed by Advisor
                                                    $71,112                    $84,944                     $85,385
------------------------------------------ -------------------------- -------------------------- ----------------------------


     The Board of Trustees approved the Agreement for the Fund at a meeting held on December 8, 2003. Fund counsel reviewed with the Board a memorandum describing the duties of Trustees with respect to the renewal of investment advisory contracts. The Trustees discussed the factors to be considered in fulfilling their fiduciary duties in this area. The Board then reviewed copies of the Investment Advisory Agreement with the Advisor and Letter Agreement in which the Advisor had agreed to waive management fees and/or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 1.90% annually through November 30, 2004. The Board also reviewed a memorandum from the Advisor discussing the personnel, financial condition and other relevant issues regarding the Advisor. The Board then reviewed additional information regarding the Advisor, including the Form ADV and a balance sheet as of September 30, 2003, and profit and loss statement through September 2003. The Board then discussed the performance report included in the Board materials in which the Fund's performance was compared to the performance of various funds in its peer group, and a report comparing the expenses of the Fund to the expenses of several other Funds with similar investment objectives. The Board reviewed and discussed the Administrator Report in which compliance and operational issues relating to the Polynous Growth Fund were described. The Board also discussed the Advisor's soft dollar arrangements and the benefits received by the Advisor from those arrangements.

     The Trustees then asked if there have been any changes at Polynous as it relates to the management of the Fund. Mr. Wenck noted that there have not been any changes in the management style or the staff of the adviser.

     Fund counsel then met separately with the Independent Trustees. When the full Board reconvened, the Trustees discussed the nature and quality of the services provided by the Advisor, and based on the information provided, it was the Board's consensus that the fees paid to the Advisor pursuant to the Investment Advisory Agreement were reasonable. The Trustees determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interests of the Fund's shareholders.

     Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Agreement is terminable with respect to the Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund on 60 days written notice to the Fund. The Agreement terminates automatically in the event of its assignment.

     The Advisor may make payments to banks or other financial institutions that sell Fund shares, provide shareholder services or administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

--------------------------------------------------- ------------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
FUND COMPLEX,** TERM OF POSITION WITH TRUST         AND OTHER DIRECTORSHIPS
--------------------------------------------------- ------------------------------------------------------------------
Ronald C. Tritschler (1952)***                      Chief Executive Officer, Director and legal counsel of The Webb




Trustee, November 2002 to present                   Companies, a national real estate company, from 2001 to present;
                                                    Executive Vice President and Director of The Webb Companies from
                                                    1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The
                                                    Traxx Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Funds since December
                                                    2002 and Unified Series Trust since December 2002.  Trustee of
                                                    CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Anthony J. Ghoston (1959)                           Executive Vice President of Unified Fund Services, Inc. since
                                                    June 2004; Senior Vice President of Unified Fund Services, Inc.
President, July 2004 to present                     April 2003 to June 2004; Senior Vice President and Chief
                                                    Information Officer of Unified Financial Services, Inc. since
                                                    1997.
--------------------------------------------------- ------------------------------------------------------------------
Thomas G. Napurano (1941)                           Chief Financial Officer and Executive Vice President of Unified
                                                    Financial Services, Inc., the parent company of the Trust's
Chief Financial Officer and Treasurer, October      administrator and Distributor; Director, Unified Financial
2002 to present                                     Services, Inc., from 1989 to March 2002.  CFO of  AmeriPrime
                                                    Advisors Trust since October 2002 and Unified Series Trust since
                                                    December 2002.  CFO of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Freddie Jacobs, Jr. (1970)                          Vice President, Unified Fund Services, Inc.,  December 2003 to
                                                    present; Employed by U.S. Bancorp, 1998 to December 2003.
Secretary, September 2004 to present                Secretary of AmeriPrime Funds, CCMI Funds and Unified Series
                                                    Trust since September 2004; Principal Accounting Officer,
                                                    Lindbergh Funds, since February 2004.


--------------------------------------------------- ------------------------------------------------------------------
Lynn E. Wood (1946)                                 Chairman, Unified Financial Securities, Inc., 1997 to present;
Chief Compliance Officer, September 2004 to         Director of Compliance, Unified Fund Services, Inc., October
present                                             2003 to September 2004; Chief Compliance Officer, Unified
                                                    Financial Services, Inc., 2000 to 2004; President and Chief
                                                    Compliance Officer, Unified Financial Securities, Inc., 1997 to
                                                    2000.
--------------------------------------------------- ------------------------------------------------------------------

* The address for each trustee and officer is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex consists of 26 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Fund Complex.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.



----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
COMPLEX,** TERM OF POSITION WITH TRUST                DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992. Trustee of AmeriPrime
Trustee, July 2002 to present                         Funds since 1995 and Unified Series Trust since December 2002.
                                                      Trustee of CCMI Funds since June 2003. Trustee of Access
                                                      Variable Insurance Trust, since April 2003.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Funds since
Trustee, November 2002 to present                     December 2002 and Unified Series Trust since December 2002.
                                                      Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President, 2004 to present, Vice President and General
                                                      Manager, 1990 to 2003, International Crankshaft Inc., an
Trustee, November 2002 to present                     automotive equipment manufacturing company; Trustee, The
                                                      Unified Funds, from 1994 to 2002; Trustee, Firstar Select
                                                      Funds, a REIT mutual fund, from 1997 to 2000. Trustee of
                                                      AmeriPrime Funds since  December 2002 and Unified Series Trust since December 2002.  Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------

* The address for each trustee and officer is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex consists of 26 series.

     The Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held four meetings during the fiscal year ended July 31, 2004.


     The following table provides information regarding shares of the Fund and other portfolios of the AmeriPrime Family of Funds owned by each Trustee as of December 31, 2003.



   =============================== ================================ =============================================
                                                                      Aggregate Dollar Range of Shares of all
              Trustee                Dollar Range of Fund Shares      Funds Overseen by the Trustee Within the
                                                                              AmeriPrime Fund Complex1
   ------------------------------- -------------------------------- ---------------------------------------------
      Daniel Condon                                None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
      Gary E. Hippenstiel                          None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
      Stephen Little                               None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
      Ronald Tritschler                            None                                    None
   =============================== ================================ =============================================
       1 "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and Unified Series Trust.




     The compensation paid to the Trustees of the Trust for the fiscal year ended July 31, 2004 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.





========================================= =================== =================== =================== ======================
                                              AGGREGATE           PENSION OR       ESTIMATED ANNUAL    TOTAL COMPENSATION
                                             COMPENSATION         RETIREMENT        BENEFITS UPON      FROM TRUST AND FUND
          INDEPENDENT TRUSTEES              FROM EACH FUND     BENEFITS ACCRUED       RETIREMENT            COMPLEX*
                                                               AS PART OF FUND
                                                                   EXPENSES
----------------------------------------- ------------------- ------------------- ------------------- ----------------------

Gary Hippenstiel, Trustee and Chairman           $833                 $0                  $0                 $20,000
of the Audit Committee
----------------------------------------- ------------------- ------------------- ------------------- ----------------------

Stephen Little, Trustee**                        $542                 $0                  $0                 $13,000
----------------------------------------- ------------------- ------------------- ------------------- ----------------------

Daniel Condon, Trustee                           $542                 $0                  $0                 $13,000

========================================= =================== =================== =================== ======================
                                              AGGREGATE           PENSION OR       ESTIMATED ANNUAL    TOTAL COMPENSATION
 NON-INDEPENDENT TRUSTEES AND OFFICERS       COMPENSATION         RETIREMENT        BENEFITS UPON      FROM TRUST AND FUND
                                            FROM EACH FUND     BENEFITS ACCRUED       RETIREMENT            COMPLEX*
                                                               AS PART OF FUND
                                                                   EXPENSES
----------------------------------------- ------------------- ------------------- ------------------- ----------------------

Ronald C. Tritschler, Trustee                    $458                 $0                  $0                 $11,000
----------------------------------------- ------------------- ------------------- ------------------- ----------------------
* Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust.  The Fund Complex currently consists of 26 series.




     Effective June 30, 2004, it is estimated that Gary Hippenstiel, Stephen Little, Daniel Condon and Ronald C. Tritschler will be paid annual compensation of $1,241, $1,241, $828 and $828, respectively, by each series of the Fund Complex on an individual basis, and $36,000, $36,000, $24,000 and $24,000, respectively, by the Fund Complex on an aggregate basis, assuming that there are 26 series in the Fund

Complex.1 Trustees' fees and expenses are Fund Complex expenses and each series incurs its pro rata share of expenses based on the number of series in the Fund Complex. As a result, the amount paid by each series will increase or decrease as new series are added to or removed from the Fund Complex.


PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions for the Fund, the Advisor uses its best efforts to ensure that the best available price and most favorable execution are obtained. In evaluating price and execution, the Advisor takes into account factors such as the applicable brokerage commission or dealer spread, execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Advisor may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

     For the fiscal year ended July 31, 2004, the Fund paid brokerage commissions of $222,833. For the fiscal year ended July 31, 2003, the Fund paid brokerage commissions of $109,467. For the fiscal year ended July 31, 2002, the Fund paid brokerage commissions of $287,374.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. For the fiscal year ended July 31, 2004, the Advisor directed brokerage transactions in the amount of $40,161,974 to certain brokers in exchange for research services. The transactions generated Fund brokerage commissions of $174,628.


     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

--------
1 For the period June 30, 2004 to September 30, 2004, Mr. Little's annual compensation was set at $24,000. Upon his assumption of the role of Lead Independent Trustee effective as of October 1, 2004, Mr. Little's annual compensation was increased to $36,000.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Advisor.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DISTRIBUTION PLAN

     Shares of the Fund are subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). As provided in the Distribution Plan, the Fund will pay an annual fee of 0.25% of the Fund's average daily net assets to reimburse the Fund's distributor, Polynous Securities, LLC (the "Distributor"), for expenses in distributing shares and promoting sales of the Fund. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. For fiscal year ended July 31, 2004, paid for the following types of activities under the Distribution Plan:

------------------------------------------------------------------------------------ --------------------- -------------------
Activity                                                                                           Amount          Allocation
------------------------------------------------------------------------------------ --------------------- -------------------
Advertising/Marketing                                                                                  $0                  0%
------------------------------------------------------------------------------------ --------------------- -------------------
Printing and Mailing Prospectus to potential investors                                                 $0                  0%
------------------------------------------------------------------------------------ --------------------- -------------------
Compensation to Underwriter                                                                            $0                  0%
------------------------------------------------------------------------------------ --------------------- -------------------
Compensation to Broker-Dealers                                                                    $19,036                100%
------------------------------------------------------------------------------------ --------------------- -------------------
Compensation to Sales Personnel                                                                        $0                  0%
------------------------------------------------------------------------------------ --------------------- -------------------
Interest, carrying, or other financing charges                                                         $0                  0%
------------------------------------------------------------------------------------ --------------------- -------------------
Other                                                                                                  $0                  0%
------------------------------------------------------------------------------------ --------------------- -------------------




     The Fund intends to operate the Distribution Plan in accordance with its terms and pursuant to the rules of the National Association of Securities Dealers, Inc. concerning sales charges. Pursuant to such rules, the Distributor is required to limit aggregate initial sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund. For the fiscal year ended July 31, 2004, the Fund paid distribution fees of $19,036.

     The Distribution Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days, nor less than 30 days written notice to any other party to the Distribution Plan. Any amendment increasing the maximum percentage payable under the Distribution Plan must be approved by a majority of the outstanding shares of the Fund, and all material amendments to the Distribution Plan or any related agreement must be approved by the Board of Trustees, including a majority of the independent Trustees. The Distribution Plan will automatically terminate in the event of its assignment. Pursuant to the Distribution Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund. The report will include an itemization of the distribution expenses and the purpose of such expenditures.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

ADDITIONAL TAX INFORMATION

     The Fund has qualified and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2004, the Fund had unused capital loss carryforwards of $4,765,603, of which $2,501,583 expires in 2008, $1,539,782 expires in 2009, and $724,238 expires in 2011.

CUSTODIAN

     US Bank, N.A, 425 Walnut Street M.L 6118, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Three officers of the Trust are members of management and employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee of $1.25 per shareholder (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more).

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets over $100 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more).

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).

     The following table describes the fees paid to Unified by the Fund for the last three fiscal years of the Fund:


--------------------------------------- ------------------------ ------------------------------- ------------------------------
                                            8/1/03-7/31/04               8/1/02-7/31/03                 8/1/01-7/31/02
--------------------------------------- ------------------------ ------------------------------- ------------------------------
Transfer Agent Fees                             $24,521                     $22,647                         $24,465
--------------------------------------- ------------------------ ------------------------------- ------------------------------
Fund Accounting Fees                            $18,000                     $16,000                         $19,699
--------------------------------------- ------------------------ ------------------------------- ------------------------------
Administrative Services Fees                    $29,583                     $30,000                         $30,000
--------------------------------------- ------------------------ ------------------------------- ------------------------------


ACCOUNTANTS

     The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending July 31, 2005. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Polynous Securities, LLC, One Pine Street, Suite 2208, San Francisco, California 94111 serves as the Fund's distributor (the Distributor). The Distributor is considered an affiliated company, as defined in the Investment Company Act of 1940, as amended, of the Advisor because both are deemed to be under the common control of Kevin Wenck due to his ownership interest in each company. The Distributor serves the limited purpose of facilitating the registration of shares of the Fund under state securities laws and assisting in the sale of shares. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. For the fiscal years ended July 31, 2002, 2003, and 2004 the Fund paid commissions of $7,001, $19,407 and $19,036 respectively, of which the Distributor retained $843, $2,238, and $3,542, respectively.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust's policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

     The Advisor's policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

     The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll free, (800) 528-8069 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling (800) 528-8069 and will be sent within three business days of receipt of a request.


FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's annual report to shareholders for the fiscal year ended July 31, 2004. The Fund will provide the annual report without charge at written request or by calling the Fund at (800) 528-8069.